UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2013

KVH Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)

05-0420589

(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 847-3327

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Share Purchase Agreement

On May 11, 2013, KVH Industries UK Limited (“KVH UK”), a newly formed, wholly owned subsidiary of KVH Industries, Inc. (the “Company”), entered into a Share Purchase Agreement with Oakley Capital Private Equity L.P., Mark Woodhead, Andrew Michael Galvin and the Trustees of the Headland Media Limited Employee Benefit Trust to acquire all of the issued share capital of Headland Media Limited (“Headland”), a media and entertainment service company based in the United Kingdom that distributes premium news, sports, movies and music content for commercial and leisure customers in the maritime, hotel, and retail markets, for an aggregate purchase price of approximately $24 million. The acquisition was consummated on the same day. The purchase price was determined as a result of arms-length negotiation and is subject to a potential post-closing adjustment based on the value of the net assets delivered at the closing.

The Share Purchase Agreement contains certain representations, warranties, covenants and indemnification provisions. The Share Purchase Agreement provides that 10% of the purchase price shall be held in escrow for a period of at least 18 months after the closing in order to satisfy valid indemnification claims that the Company may assert for specified breaches of representations, warranties and covenants.

Credit Agreement Amendment and Note

On May 9, 2013, the Company and Bank of America, N.A. (the “Lender”) entered into the Eighth Amendment (the “Amendment”) to the Amended and Restated Credit and Security Agreement, dated July 17, 2003 (as amended to date, the “Credit Agreement”), which, among other modifications, increased the Company’s line of credit from $15.0 million to $30.0 million (the “Line”). As further evidence of the Line, the Company executed and delivered to the Lender an Amended and Restated Revolving Credit Note dated May 9, 2013 in the amount of up to $30.0 million (the “Note”). The Note matures on December 31, 2014. As additional security for the obligations of the Company to the Lender under the Credit Agreement and the Note, the Company pledged to the Lender 65% of the Company’s equity interest in KVH UK.

As amended, the Credit Agreement no longer permits the Company to convert revolving loans into term loans.

In connection with the acquisition of the outstanding shares of Headland pursuant to the Share Purchase Agreement, on May 9, 2013, the Company borrowed approximately $23 million to pay substantially all of the purchase price for the acquired shares. The entire principal balance of the loan is due and payable on December 31, 2014 and, based on rates in effect on the date hereof, the Company expects to make monthly interest payments of approximately $28,000 with respect to the loan, which interest payments will be subject to adjustment in accordance with the terms of the Credit Agreement. The Company’s obligation to repay the loan could be accelerated upon a default or event of default under the terms of the Credit Agreement, including certain failures to pay principal or interest when due, certain breaches of representations and warranties, the failure to comply with the Company’s affirmative and negative covenants under the Credit Agreement, a change of control of the Company, certain defaults in payment relating to other indebtedness, the acceleration of payment of certain other indebtedness, certain events relating to the liquidation, dissolution, bankruptcy, insolvency or receivership of the Company, the entry of certain judgments against the Company, certain events relating to the impairment of collateral or the Lender’s security interest therein, and any other material adverse change with respect to the Company.

General

The foregoing description of the terms and conditions of the Share Purchase Agreement, the Amendment, the Credit Agreement and the Note is only a summary and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, the Amendment, the Credit Agreement and the Note filed as exhibits to this report, which are incorporated by reference herein, or, in the case of the Credit Agreement, as previously filed and incorporated by reference in our annual report on Form 10-K.

The agreements filed as exhibits to this report contain representations and warranties that were made solely for the benefit of the parties to those agreements. These representations and warranties may have been qualified by disclosures that were made to the other party or parties in connection with the negotiation of the agreements, which disclosures are not necessarily reflected in the agreements, may apply standards of materiality that differ from those of investors, may have constituted an allocation of risk and responsibility among the parties rather than statements of fact, and were made only as of specified dates contained in the agreements and are subject to subsequent developments and changed circumstances. Accordingly, these representations and warranties may not describe the actual state of affairs as of the date or dates that these representations and warranties were made or at any other time. Investors should not rely on them as statements of fact.

ITEM 2.01.	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 2.01 by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment within 71 calendar days after the date on which this report must be filed.

(b) Pro Forma Financial Information

The pro forma financial statements required by this item will be filed by amendment within 71 calendar days after the date on which this report must be filed.

(d) Exhibits

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of May 11, 2013, by and among KVH Industries, Inc., Oakley Capital Private Equity L.P. and the other parties thereto

10.1	Eighth Amendment to the Credit Agreement, dated as of May 9, 2013, by and between Bank of America, N.A. and KVH Industries, Inc.

10.2	Amended and Restated Revolving Credit Note, dated as of May 9, 2013, by and between Bank of America, N.A. and KVH Industries, Inc.

*	Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish copies thereof to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.

Date: May 14, 2013	BY:	/s/ Peter Rendall

Peter Rendall Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement, dated as of May 11, 2013, by and among KVH Industries, Inc., Oakley Capital Private Equity L.P. and the other parties thereto

10.1	Eighth Amendment to the Credit Agreement, dated as of May 9, 2013, by and between Bank of America, N.A. and KVH Industries, Inc.

10.2	Amended and Restated Revolving Credit Note, dated as of May 9, 2013, by and between Bank of America, N.A. and KVH Industries, Inc.

*	Certain schedules are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish copies thereof to the Securities and Exchange Commission upon request.